------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) January 6, 2005


                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                    333-118926             95-4596514
----------------------------         ------------         -------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)


      4500 Park Granada
    Calabasas, California                                        91302
-----------------------------                                ---------------
    (Address of Principal                                      (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------
Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------

        CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 22, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-R.































----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated December 20, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-R, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-R.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.


                                                            Loan Group 1

                                          Principal Balances for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
 Range of Principal Balances      Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
       Balance ($)              Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
----------------------------   --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
      0.01 -  10,000.00.....   $   6,925,603     1,020        1.35%      $  6,790      4.882%      297.47       720         79.8%
 10,000.01 -  20,000.00.....      42,605,516     2,679        8.33         15,904      5.047       298.43       709         85.4
 20,000.01 -  30,000.00.....      91,766,688     3,555       17.94         25,813      5.053       298.62       707         88.4
 30,000.01 -  40,000.00.....      89,074,259     2,547       17.41         34,972      5.314       298.57       709         89.2
 40,000.01 -  50,000.00.....      77,884,685     1,706       15.22         45,653      5.268       298.61       707         87.8
 50,000.01 -  60,000.00.....      60,829,250     1,101       11.89         55,249      5.553       298.63       704         89.8
 60,000.01 -  70,000.00.....      41,893,932       648        8.19         64,651      5.642       298.61       704         89.4
 70,000.01 -  80,000.00.....      26,637,827       352        5.21         75,676      5.190       298.66       702         84.0
 80,000.01 -  90,000.00.....      17,700,455       208        3.46         85,098      5.286       298.49       703         83.9
 90,000.01 - 100,000.00.....      24,308,995       250        4.75         97,236      5.078       298.52       706         79.2
100,000.01 - 125,000.00.....      13,523,354       120        2.64        112,695      5.269       298.63       707         78.8
125,000.01 - 150,000.00.....      17,988,429       127        3.52        141,641      5.282       298.46       708         75.8
150,000.01 - 175,000.00.....         322,435         2        0.06        161,218      4.359       298.49       740         66.7
175,000.01 - 200,000.00.....         175,346         1        0.03        175,346      3.990       298.00       692         80.0
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $35,739.





                                            Loan Programs for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
    Description of Loan           Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
          Programs              Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
3 Year Draw, 10 Year Repay...  $      11,731         1       (1)         $ 11,731      8.250%       77.00        687        57.6%
5 Year Draw, 5 Year Repay....         53,616         3        0.01%        17,872      5.744       116.78        709        76.0
10 Year Draw, 15 Year Repay..    511,330,178    14,305       99.94         35,745      5.266       298.59        707        86.8
15 Year Draw, 10 Year Repay..        241,249         7        0.05         34,464      4.084       298.90        724        87.8
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========
----------------
(1) Less than 0.01%



                                                                 3

                                              Loan Rates for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
   Range of Loan Rates (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Less than or equal to 3.000..  $     447,258        14        0.09%      $ 31,947      3.000%      298.74       719         92.9%
 3.001 -  3.500..............      7,659,330       202        1.50         37,917      3.423       298.18       710         94.1
 3.501 -  4.000..............    208,320,462     5,761       40.72         36,160      3.969       298.71       698         83.7
 4.001 -  4.500..............     17,744,487       567        3.47         31,295      4.479       298.18       711         90.4
 4.501 -  5.000..............    113,939,497     3,704       22.27         30,761      4.831       298.73       716         90.7
 5.001 -  5.500..............     16,704,611       371        3.26         45,026      5.357       298.24       720         67.4
 5.501 -  6.000..............     15,871,995       317        3.10         50,069      5.776       297.97       706         78.1
 6.001 -  6.500..............     13,901,376       295        2.72         47,123      6.351       298.33       700         78.4
 6.501 -  7.000..............     14,768,944       398        2.89         37,108      6.823       298.24       715         85.1
 7.001 -  7.500..............     29,983,423       836        5.86         35,865      7.302       298.48       714         89.4
 7.501 -  8.000..............     14,395,055       360        2.81         39,986      7.833       298.45       706         92.4
 8.001 -  8.500..............     34,537,001       879        6.75         39,291      8.309       298.26       725         97.8
 8.501 -  9.000..............      7,287,170       209        1.42         34,867      8.838       298.57       710         93.6
 9.001 -  9.500..............      9,964,464       242        1.95         41,175      9.308       298.68       688         96.4
 9.501 - 10.000..............      2,324,010        57        0.45         40,772      9.841       298.64       683         94.1
10.001 - 10.500..............        959,574        23        0.19         41,721     10.268       298.75       691         93.0
10.501 - 11.000..............      2,266,286        63        0.44         35,973     10.787       297.95       619         77.0
11.001 - 11.500..............        453,930        16        0.09         28,371     11.158       297.94       599         70.1
12.001 - 12.500..............         62,000         1        0.01         62,000     12.375       298.00       523         81.5
12.501 - 13.000..............         45,900         1        0.01         45,900     12.750       300.00       655         90.0
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 5.265%.





                                Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
 Range of Months Remaining to     Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
      Scheduled Maturity        Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
 73 -  84....................  $      11,731         1       (1)         $ 11,731      8.250%       77.00       687         57.6%
 97 - 108....................          6,069         1       (1)            6,069      6.875       101.00       787         90.0
109 - 120....................         47,547         2        0.01%        23,773      5.599       118.79       699         74.2
205 - 216....................         47,967         1        0.01         47,967      8.250       211.00       651         87.2
265 - 276....................         57,578         3        0.01         19,193      6.668       270.58       761         96.0
277 - 288....................      1,375,609        81        0.27         16,983      6.378       285.39       720         72.0
289 - 300....................    510,090,272    14,227       99.70         35,854      5.262       298.64       707         86.8
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========

-------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 299.

         The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.



                                                                 4

                                    Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
      Range of Combined           Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
   Loan-to-Value Ratio (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
10.01 -  20.00...............  $     197,152         9        0.04%      $ 21,906      4.421%      298.57       759         16.7%
20.01 -  30.00...............      1,413,727        44        0.28         32,130      4.749       298.57       733         26.2
30.01 -  40.00...............      4,186,722       123        0.82         34,038      4.714       298.37       729         35.5
40.01 -  50.00...............      9,133,557       252        1.79         36,244      4.592       298.56       712         45.7
50.01 -  60.00...............     16,612,293       454        3.25         36,591      4.835       298.21       705         55.6
60.01 -  70.00...............     48,941,385     1,206        9.57         40,582      4.802       298.56       703         66.9
70.01 -  80.00...............     71,895,128     1,788       14.05         40,210      4.740       298.45       699         77.7
80.01 -  90.00...............    136,464,951     4,490       26.67         30,393      5.478       298.60       698         88.8
90.01 - 100.00...............    222,791,858     5,950       43.54         37,444      5.480       298.62       715         98.3
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was 86.79%.



                                                                 5

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
            State               Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
---------------------------    --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Alaska.....................    $   1,130,980        28        0.22%      $ 40,392      5.201%      299.02       692         88.0%
Alabama....................        6,345,763       218        1.24         29,109      4.737       298.61       714         94.2
Arizona....................       19,359,005       589        3.78         32,868      5.354       298.54       709         91.7
California.................      129,404,970     2,999       25.29         43,149      5.519       298.49       704         80.2
Colorado...................       19,354,663       582        3.78         33,255      5.355       298.62       717         91.6
Connecticut................        6,154,390       159        1.20         38,707      5.308       298.68       703         85.0
District of Columbia.......        1,039,408        23        0.20         45,192      5.692       298.67       719         80.7
Delaware...................        1,753,835        38        0.34         46,154      4.788       298.21       703         84.8
Florida....................       35,799,898     1,089        7.00         32,874      5.522       298.61       710         89.2
Georgia....................       12,465,191       381        2.44         32,717      5.035       298.63       712         93.3
Hawaii.....................        6,744,502       127        1.32         53,106      5.185       298.59       712         83.9
Iowa.......................        1,598,786        60        0.31         26,646      4.539       298.44       699         94.8
Idaho......................        3,264,673       125        0.64         26,117      5.450       297.27       715         92.1
Illinois...................       16,506,017       492        3.23         33,549      5.330       298.58       711         88.7
Indiana....................        4,707,961       176        0.92         26,750      4.755       298.69       705         92.4
Kansas.....................        3,645,025       125        0.71         29,160      4.781       298.51       707         94.0
Kentucky...................        4,772,898       159        0.93         30,018      4.665       298.75       709         91.8
Louisiana..................        3,779,885       123        0.74         30,731      4.963       298.65       702         89.5
Massachusetts..............       13,165,468       298        2.57         44,179      5.539       298.86       702         83.2
Maryland...................       12,156,983       304        2.38         39,990      5.108       298.51       701         86.5
Maine......................        1,667,868        54        0.33         30,886      4.718       298.61       704         88.6
Michigan...................       10,984,419       403        2.15         27,257      4.847       298.50       702         90.9
Minnesota..................        8,296,597       239        1.62         34,714      5.205       298.63       717         89.5
Missouri...................        7,278,487       270        1.42         26,957      4.822       298.51       702         91.9
Mississippi................        1,920,535        70        0.38         27,436      5.015       298.60       700         92.0
Montana....................        1,983,846        67        0.39         29,610      4.773       298.36       715         88.1
North Carolina.............        9,861,125       353        1.93         27,935      4.920       298.55       709         92.3
North Dakota...............          166,387         5        0.03         33,277      3.888       298.88       705         99.8
Nebraska...................          939,166        34        0.18         27,623      4.893       298.39       700         96.2
New Hampshire..............        3,483,981        87        0.68         40,046      5.366       298.36       711         87.8
New Jersey.................       23,805,114       546        4.65         43,599      5.310       298.52       704         85.6
New Mexico.................        1,803,320        67        0.35         26,915      4.473       298.56       708         90.1
Nevada.....................       18,804,557       437        3.68         43,031      5.752       298.58       707         85.5
New York...................       15,566,075       380        3.04         40,963      5.033       298.51       702         78.1
Ohio.......................       12,936,832       443        2.53         29,203      4.896       298.67       710         93.2
Oklahoma...................        2,751,041       100        0.54         27,510      4.868       298.67       695         91.7
Oregon.....................        8,237,863       232        1.61         35,508      5.166       298.78       705         90.4
Pennsylvania...............       13,900,134       485        2.72         28,660      4.937       298.61       708         88.3
Rhode Island...............        1,965,133        49        0.38         40,105      5.662       298.92       715         81.8
South Carolina.............        3,551,777       122        0.69         29,113      5.019       298.70       709         91.0
South Dakota...............          580,307        23        0.11         25,231      4.652       298.77       703         90.1
Tennessee..................        8,327,884       292        1.63         28,520      4.916       298.73       708         93.2
Texas......................        2,767,927       100        0.54         27,679      5.194       298.81       714         88.1
Utah.......................        6,257,378       215        1.22         29,104      5.245       298.57       709         92.5
Virginia...................       14,865,501       370        2.91         40,177      5.143       298.63       702         88.5
Vermont....................          208,776         9        0.04         23,197      5.257       298.27       690         84.3
Washington.................       17,002,120       465        3.32         36,564      5.107       298.62       713         91.0
Wisconsin..................        6,539,796       227        1.28         28,810      4.794       298.69       700         92.9
West Virginia..............        1,108,935        45        0.22         24,643      4.765       297.51       701         87.3
Wyoming....................          923,592        32        0.18         28,862      4.894       298.85       704         89.3
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========



                                                                 6

                                 Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
   Range of Credit Scores       Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
821 - 840....................  $   1,028,724        47        0.20%      $ 21,888       5.076%     298.54        827        75.1%
801 - 820....................      7,803,241       242        1.53         32,245       5.000      298.65        808        82.8
781 - 800....................     22,009,577       659        4.30         33,398       5.274      298.50        789        82.9
761 - 780....................     36,920,228     1,157        7.22         31,910       5.356      298.63        770        86.5
741 - 760....................     52,611,732     1,540       10.28         34,163       5.338      298.62        750        88.2
721 - 740....................     70,868,139     1,935       13.85         36,624       5.438      298.66        730        88.5
701 - 720....................     84,476,805     2,314       16.51         36,507       5.398      298.52        710        88.9
681 - 700....................     80,143,382     2,173       15.66         36,881       5.318      298.57        690        88.0
661 - 680....................     78,285,702     2,115       15.30         37,015       5.079      298.56        671        87.2
641 - 660....................     42,186,419     1,185        8.25         35,600       4.952      298.49        651        83.8
621 - 640....................     29,787,466       792        5.82         37,610       4.786      298.51        631        80.9
601 - 620....................      3,883,465       114        0.76         34,065       6.194      298.33        614        79.0
581 - 600....................      1,203,289        33        0.24         36,463       8.950      298.05        592        67.8
561 - 580....................          9,700         1       (1)            9,700      11.125      298.00        578        85.0
560 or less..................        418,902         9        0.08         46,545       8.040      298.00        537        70.3
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========


----------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 707.


                                            Property Type for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
          Property Type         Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Single Family................  $ 363,533,279    10,384       71.05%      $ 35,009      5.092%      298.53       704         85.9%
Planned Unit Development
  (PUD)......................     78,197,334     2,125       15.28         36,799      5.417       298.65       711         89.2
Low Rise Condominium.........     48,065,362     1,357        9.39         35,420      5.762       298.65       714         89.8
2-4 Units....................     18,422,922       357        3.60         51,605      6.497       298.68       708         86.6
High Rise Condominium........      3,417,877        93        0.67         36,751      6.629       298.51       737         86.7
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========



                                                                 7

                                            Gross Margins for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
   Range of Gross Margins (%)   Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Less than or equal to 0.000..  $  37,827,999       986        7.39%      $ 38,365      4.207%      298.60       742         67.8%
0.001 - 0.250................     15,333,676       396        3.00         38,721      4.207       298.46       687         62.9
0.251 - 0.500................     47,296,409     1,156        9.24         40,914      4.363       298.63       718         75.8
0.501 - 0.750................      7,100,340       158        1.39         44,939      5.153       298.69       701         70.5
0.751 - 1.000................     18,899,054       385        3.69         49,088      5.336       298.11       712         80.1
1.001 - 1.250................     23,464,925       634        4.59         37,011      4.288       298.51       660         72.6
1.251 - 1.500................     10,746,836       311        2.10         34,556      4.928       298.56       717         85.3
1.501 - 1.750................     13,767,523       340        2.69         40,493      5.670       298.53       696         77.2
1.751 - 2.000................     39,879,894     1,429        7.79         27,908      4.833       298.67       730         88.5
2.001 - 2.250................     31,819,196     1,002        6.22         31,756      4.918       298.65       695         88.8
2.251 - 2.500................     88,728,486     2,565       17.34         34,592      5.049       298.64       732         95.7
2.501 - 2.750................     17,956,874       486        3.51         36,948      6.795       298.68       696         90.0
2.751 - 3.000................     28,604,797       839        5.59         34,094      4.826       298.56       665         90.3
3.001 - 3.250................      5,520,062       162        1.08         34,074      5.803       298.63       699         94.8
3.251 - 3.500................     79,408,245     2,118       15.52         37,492      5.996       298.47       697         98.2
3.501 - 3.750................      8,310,778       313        1.62         26,552      6.110       298.50       715         94.7
3.751 - 4.000................      5,502,741       147        1.08         37,434      7.135       298.64       704         94.2
4.001 - 4.250................      8,027,651       243        1.57         33,036      6.160       298.71       679         94.2
4.251 - 4.500................     10,059,352       241        1.97         41,740      8.604       298.60       682         96.8
4.501 - 4.750................      4,048,210       136        0.79         29,766      6.059       298.55       681         96.9
4.751 - 5.000................      1,538,985        50        0.30         30,780      7.815       298.79       682         96.5
5.001 - 5.250................      1,893,496        47        0.37         40,287      9.890       298.63       689         93.0
5.251 - 5.500................        913,737        30        0.18         30,458      6.029       298.57       667         95.2
5.501 - 5.750................        394,555        10        0.08         39,456      8.707       298.39       663         90.7
5.751 - 6.000................        242,085         7        0.05         34,584      6.611       298.86       659         95.4
6.001 - 6.250................      2,891,272        85        0.57         34,015      8.231       297.91       618         76.8
6.251 - 6.500................      1,168,288        33        0.23         35,403      9.008       297.99       592         69.0
6.501 - 6.750................         60,941         2        0.01         30,470     11.373       298.00       617         56.4
7.001 - 7.250................        101,764         2        0.02         50,882      8.222       299.38       652         92.1
7.251 - 7.500................         20,700         1        0.00         20,700      8.375       300.00       703         90.0
7.501 - 7.750................        107,900         2        0.02         53,950     12.535       298.85       579         85.1
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.177%.



                                                                 8

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation
Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
        Range of Credit           Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
 Limit Utilization Rates (%)    Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
 0.01  -  10.00..............  $     497,229       145        0.10%      $  3,429      5.049%      297.15       736         73.7%
10.01  -  20.00..............      1,934,020       234        0.38          8,265      4.792       297.50       728         72.7
20.01  -  30.00..............      3,100,967       267        0.61         11,614      4.754       298.09       719         71.8
30.01  -  40.00..............      5,994,568       346        1.17         17,325      4.690       298.14       715         72.4
40.01  -  50.00..............      8,635,095       412        1.69         20,959      4.700       298.35       712         72.3
50.01  -  60.00..............     10,471,409       408        2.05         25,665      4.727       298.48       714         74.4
60.01  -  70.00..............     13,038,737       464        2.55         28,101      4.721       298.31       710         77.0
70.01  -  80.00..............     16,838,540       506        3.29         33,278      4.653       298.52       705         78.8
80.01  -  90.00..............     20,767,883       546        4.06         38,036      4.693       298.39       708         81.6
90.01 -  100.00..............    430,210,490    10,981       84.09         39,178      5.371       298.61       706         88.6
Greater than 100.00..........        147,835         7        0.03         21,119      7.679       292.32       681         81.4
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========


         As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 89.06%.


                                          Maximum Loan Rates for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
    Maximum Loan Rates (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
 11.949......................  $   1,435,498        14        0.28%      $102,536      5.332%      299.33       683        100.0%
 16.000......................     15,983,936       500        3.12         31,968      4.998       298.75       707         86.8
 17.000......................     36,778,467     1,135        7.19         32,404      5.523       298.61       710         89.1
 18.000......................    453,393,516    12,552       88.62         36,121      5.225       298.56       707         86.7
 21.000......................      4,045,357       115        0.79         35,177      8.443       297.92       610         74.3
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========


         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 17.872%.



                                                                 9

                                            Credit Limits for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
  Range of Credit Limits ($)    Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
      0.01 -  10,000.00......  $   1,627,006       212        0.32%      $  7,675      5.408%      298.34        715        87.4%
 10,000.01 -  20,000.00......     33,388,183     2,305        6.53         14,485      5.176       298.42        708        87.4
 20,000.01 -  30,000.00......     85,134,283     3,587       16.64         23,734      5.072       298.58        707        89.9
 30,000.01 -  40,000.00......     86,647,045     2,708       16.94         31,997      5.317       298.55        709        90.0
 40,000.01 -  50,000.00......     80,183,043     2,002       15.67         40,051      5.246       298.59        709        87.2
 50,000.01 -  60,000.00......     61,421,790     1,199       12.00         51,228      5.536       298.64        704        89.7
 60,000.01 -  70,000.00......     43,114,175       749        8.43         57,562      5.601       298.60        702        89.7
 70,000.01 -  80,000.00......     28,531,829       455        5.58         62,707      5.149       298.69        702        82.8
 80,000.01 -  90,000.00......     19,169,957       273        3.75         70,220      5.248       298.51        699        83.8
 90,000.01 - 100,000.00......     33,814,429       459        6.61         73,670      5.039       298.49        709        76.2
100,000.01 - 125,000.00......     15,468,936       161        3.02         96,080      5.191       298.62        709        79.3
125,000.01 - 150,000.00......     21,835,187       193        4.27        113,136      5.182       298.44        709        76.0
150,000.01 - 175,000.00......      1,055,565        11        0.21         95,960      4.879       298.58        723        72.2
175,000.01 - 200,000.00......        175,346         1        0.03        175,346      3.990       298.00        692        80.0
200,000.01 - 225,000.00......         70,000         1        0.01         70,000      4.500       299.00        793        69.6
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately
$40,935.


                                            Lien Priority for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
          Lien Priority         Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Second Liens                   $ 511,636,774    14,316      100.00%      $ 35,739      5.265%      298.57       707         86.8%
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========


                                         Delinquency Status for the Group 1 Mortgage Loans\

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
     Delinquency Status         Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Current......................  $ 511,636,774    14,316      100.00%      $ 35,739      5.265%      298.57       707         86.8%
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========


                                           Origination Year for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
        Origination Year        Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
1997.........................  $      47,967         1        0.01%      $ 47,967      8.250%      211.00       651         87.2%
1998.........................         11,731         1        0.00         11,731      8.250        77.00       687         57.6
2002.........................         57,578         3        0.01         19,193      6.668       270.58       761         96.0
2003.........................      1,381,678        82        0.27         16,850      6.381       284.58       720         72.1
2004.........................    510,137,819    14,229       99.71         35,852      5.262       298.62       707         86.8
                               --------------  --------   -----------
         Total                 $ 511,636,774    14,316      100.00%
                               ==============  ========   ===========



                                                                 10

                                                            Loan Group 2

                                          Principal Balances for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
       Range of Principal         Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
          Balances ($)          Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
       0.01 -    10,000.00...  $   6,490,834     1,008        0.68%      $  6,439      4.989%      297.81      716          81.1%
  10,000.01 -    20,000.00...     28,450,530     1,804        2.98         15,771      5.100       298.40      711          86.4
  20,000.01 -    30,000.00...     51,246,312     2,004        5.36         25,572      5.087       298.58       710         88.7
  30,000.01 -    40,000.00...     48,057,992     1,348        5.03         35,651      5.399       298.64       713         89.1
  40,000.01 -    50,000.00...     58,270,766     1,277        6.10         45,631      5.666       298.69       711         87.9
  50,000.01 -    60,000.00...     54,763,796       987        5.73         55,485      5.748       298.77       714         89.3
  60,000.01 -    70,000.00...     55,995,590       854        5.86         65,569      5.821       298.56       713         90.8
  70,000.01 -    80,000.00...     60,738,752       809        6.35         75,079      5.986       298.76       714         91.3
  80,000.01 -    90,000.00...     46,159,807       541        4.83         85,323      5.919       298.79       709         91.0
  90,000.01 -   100,000.00...     62,434,521       645        6.53         96,798      5.970       298.71       708         87.1
 100,000.01 -   125,000.00...     81,026,578       720        8.48        112,537      6.184       298.58       713         90.7
 125,000.01 -   150,000.00...     79,055,690       559        8.27        141,423      6.066       298.63       705         86.3
 150,000.01 -   175,000.00...     30,719,876       187        3.21        164,277      5.905       298.66       710         85.0
 175,000.01 -   200,000.00...     38,092,162       199        3.98        191,418      5.769       298.61       712         81.5
 200,000.01 -   225,000.00...     22,294,108       104        2.33        214,366      5.705       298.63       715         85.5
 225,000.01 -   250,000.00...     22,481,401        93        2.35        241,735      5.561       298.62       716         80.7
 250,000.01 -   275,000.00...     13,136,607        50        1.37        262,732      6.296       298.56       714         86.3
 275,000.01 -   300,000.00...     17,263,761        59        1.81        292,606      5.593       298.52       715         80.8
 300,000.01 -   325,000.00...      9,691,507        31        1.01        312,629      5.776       298.30       735         84.3
 325,000.01 -   350,000.00...     13,222,887        39        1.38        339,048      5.893       298.79       725         83.6
 350,000.01 -   375,000.00...     10,486,742        29        1.10        361,612      5.814       298.41       712         84.1
 375,000.01 -   400,000.00...      9,772,601        25        1.02        390,904      5.768       298.68       725         81.8
 400,000.01 -   425,000.00...      5,759,800        14        0.60        411,414      5.302       298.93       716         85.4
 425,000.01 -   450,000.00...      7,514,404        17        0.79        442,024      5.859       297.65       718         78.0
 450,000.01 -   475,000.00...      5,092,006        11        0.53        462,910      5.778       298.63       732         84.9
 475,000.01 -   500,000.00...     17,837,070        36        1.87        495,474      5.701       298.78       719         77.9
 500,000.01 -   525,000.00...      4,666,335         9        0.49        518,482      5.854       298.33       723         84.7
 525,000.01 -   550,000.00...      8,082,705        15        0.85        538,847      5.805       298.54       726         86.0
 550,000.01 -   575,000.00...      2,264,077         4        0.24        566,019      4.743       298.99       718         89.9
 575,000.01 -   600,000.00...      5,932,885        10        0.62        593,289      5.817       298.90       695         80.9
 600,000.01 -   625,000.00...      4,897,320         8        0.51        612,165      5.689       298.62       713         80.7
 625,000.01 -   650,000.00...      2,571,110         4        0.27        642,778      5.934       299.00       724         81.7
 650,000.01 -   675,000.00...      2,011,993         3        0.21        670,664      4.621       298.33       725         79.6
 675,000.01 -   700,000.00...      5,533,245         8        0.58        691,656      5.454       299.00       715         76.3
 700,000.01 -   725,000.00...      2,149,996         3        0.22        716,665      6.012       299.33       748         84.9
 725,000.01 -   750,000.00...      3,725,804         5        0.39        745,161      5.380       298.20       697         72.2
 750,000.01 -   775,000.00...      1,528,672         2        0.16        764,336      5.945       299.00       711         85.7
 775,000.01 -   800,000.00...      5,569,000         7        0.58        795,571      5.878       298.86       726         83.2
 800,000.01 -   825,000.00...      1,615,000         2        0.17        807,500      3.875       298.50       736         75.1
 825,000.01 -   850,000.00...      2,522,500         3        0.26        840,833      5.119       299.34       717         61.9
 850,000.01 -   875,000.00...        868,000         1        0.09        868,000      3.990       298.00       753         65.3
 875,000.01 -   900,000.00...      6,207,044         7        0.65        886,721      4.929       298.43       720         76.1
 925,000.01 -   950,000.00...      1,900,000         2        0.20        950,000      6.063       299.50       721         61.3
 950,000.01 -   975,000.00...      1,933,000         2        0.20        966,500      5.254       299.00       695         84.9
 975,000.01 - 1,000,000.00...     15,999,138        16        1.67        999,946      5.445       298.56       704         72.5
 Greater than 1,000,000.00...     19,977,700        13        2.09      1,536,746      5.396       298.28       745         76.5
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $70,430.



                                                                 11

                                            Loan Programs for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
Description of Loan Programs    Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
5 Year Draw, 5 Year Repay....  $      24,700         2       (1)         $ 12,350      4.392%      116.58       769         88.6%
10 Year Draw, 15 Year Repay..    955,429,544    13,565       99.94%        70,433      5.747       298.66       713         86.3
15 Year Draw, 0 Year Repay...        171,782         2        0.02         85,891      5.023       178.00       719        100.0
15 Year Draw, 10 Year Repay..        385,600         5        0.04         77,120      6.823       298.98       732         86.4
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

(1) Less than 0.01%



                   Loan Rates for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
  Range of Loans Rates (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
----------------------------- --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Less than or equal to 3.000.. $    1,027,727        14        0.11%      $ 73,409      2.860%      298.01       707         87.8%
 3.001 -  3.500..............     10,989,014       166        1.15         66,199      3.412       298.16       718         89.1
 3.501 -  4.000..............    215,665,896     3,868       22.56         55,756      3.960       298.69       703         84.1
 4.001 -  4.500..............     37,424,535       570        3.91         65,657      4.463       298.10       717         85.8
 4.501 -  5.000..............    215,238,667     3,530       22.51         60,974      4.843       298.75       723         87.5
 5.001 -  5.500..............     52,194,220       476        5.46        109,652      5.344       298.40       725         73.2
 5.501 -  6.000..............     81,515,599       608        8.53        134,072      5.797       298.77       714         78.7
 6.001 -  6.500..............     42,009,918       394        4.39        106,624      6.345       298.58       713         84.2
 6.501 -  7.000..............     44,351,397       527        4.64         84,158      6.825       298.24       716         87.3
 7.001 -  7.500..............    101,587,134     1,387       10.63         73,242      7.319       298.59       716         89.6
 7.501 -  8.000..............     39,484,184       515        4.13         76,668      7.811       298.74       696         90.0
 8.001 -  8.500..............     48,609,067       736        5.08         66,045      8.321       298.67       719         96.0
 8.501 -  9.000..............     28,740,211       322        3.01         89,255      8.878       298.62       714         95.7
 9.001 -  9.500..............     24,647,278       304        2.58         81,077      9.290       298.79       704         96.5
 9.501 - 10.000..............      6,291,528        76        0.66         82,783      9.854       298.58       679         96.0
10.001 - 10.500..............      2,575,910        28        0.27         91,997     10.315       299.16       683         97.6
10.501 - 11.000..............      2,542,182        46        0.27         55,265     10.832       298.21       643         86.9
11.001 - 11.500..............        597,634         4        0.06        149,408     11.329       298.80       635         91.6
12.001 - 12.500..............        166,950         1        0.02        166,950     12.500       300.00       671         86.7
12.501 - 13.000..............        107,076         1        0.01        107,076     12.750       298.00       689         95.0
Greater than 13.000..........        245,500         1        0.03        245,500     13.375       299.00       690         92.4
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 5.748%.



                                                                 12

                                Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
Range of Months Remaining to      Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
     Scheduled Maturity         Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
109 - 120....................  $      24,700         2       (1)         $ 12,350      4.392%      116.58       769         88.6%
169 - 180....................        171,782         2        0.02%        85,891      5.023       178.00       719        100.0
265 - 276....................         30,405         1       (1)           30,405      7.750       271.00       656         88.0
277 - 288....................      1,805,483        73        0.19         24,733      5.979       285.32       740         79.4
289 - 300....................    953,979,256    13,496       99.79         70,686      5.747       298.68       713         86.3
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

--------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 299.

         The above table assumes that the draw period for the mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.


                                    Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                            Percent of                Weighted     Weighted   Weighted     Weighted
                                  Aggregate      Number     Aggregate     Average     Average      Average     Average     Average
                                  Principal        of       Principal     Current      Gross      Remaining    Credit      Combined
  Range of Combined Loan-to-       Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau      Loan-to-
       Value Ratio (%)          Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------   --------------  --------   -----------   ---------    --------    ---------  ----------  ----------
 0.01 -  10.00...............   $     38,400         1       (1)         $ 38,400      7.125%      298.00       687         10.0%
10.01 -  20.00...............         57,020         4        0.01%        14,255      4.243       298.83       762         14.3
20.01 -  30.00...............        663,544        19        0.07         34,923      5.024       298.40       737         25.8
30.01 -  40.00...............      2,232,150        45        0.23         49,603      4.731       298.28       718         35.9
40.01 -  50.00...............     10,470,423       131        1.10         79,927      4.633       298.64       739         45.4
50.01 -  60.00...............     21,619,379       266        2.26         81,276      5.070       298.78       710         56.2
60.01 -  70.00...............     83,470,150       980        8.73         85,174      5.049       298.53       713         67.1
70.01 -  80.00...............    184,179,029     1,825       19.27        100,920      5.221       298.60       711         77.7
80.01 -  90.00...............    352,892,330     5,488       36.91         64,303      5.910       298.67       710         88.8
90.01 - 100.00...............    300,389,201     4,815       31.42         62,386      6.171       298.62       718         98.2
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

---------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 86.31%.



                                                                 13

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                       Geographic Distribution for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
            State               Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Alaska.......................  $     581,972        14        0.06%      $ 41,569      5.262%      298.49       702         91.1%
Alabama......................      3,756,269       129        0.39         29,118      5.036       298.74       709         93.3
Arizona......................     18,229,706       411        1.91         44,355      5.571       298.54       717         89.8
California...................    516,246,248     4,736       54.00        109,005      5.956       298.63       713         85.2
Colorado.....................     29,699,414       536        3.11         55,409      5.522       298.56       715         86.9
Connecticut..................      9,874,199       139        1.03         71,037      5.498       298.82       730         79.5
District of Columbia.........      2,097,705        29        0.22         72,335      5.037       298.68       708         83.3
Delaware.....................        850,368        24        0.09         35,432      5.692       298.54       713         88.7
Florida......................     56,335,993       894        5.89         63,016      5.992       298.60       716         86.1
Georgia......................     12,127,428       277        1.27         43,781      5.410       298.53       712         93.1
Hawaii.......................      8,425,021        86        0.88         97,965      6.096       298.39       724         83.5
Iowa.........................        997,665        43        0.10         23,202      4.922       298.40       722         93.5
Idaho........................      3,121,237       105        0.33         29,726      6.061       298.88       715         92.0
Illinois.....................     24,585,700       412        2.57         59,674      5.409       298.53       715         86.3
Indiana......................      4,380,871       157        0.46         27,904      4.637       298.66       708         93.2
Kansas.......................      2,343,679        78        0.25         30,047      4.672       298.69       720         90.8
Kentucky.....................      3,151,427       101        0.33         31,202      5.062       298.99       710         92.4
Louisiana....................      2,682,194        77        0.28         34,834      5.204       298.65       700         90.5
Massachusetts................     20,085,676       297        2.10         67,629      5.497       299.01       713         86.6
Maryland.....................     15,640,633       284        1.64         55,073      5.330       298.63       710         86.6
Maine........................      1,272,892        44        0.13         28,929      4.759       298.58       693         89.6
Michigan.....................      9,107,157       254        0.95         35,855      5.257       298.74       716         89.4
Minnesota....................      6,935,882       173        0.73         40,092      5.398       298.62       718         90.6
Missouri.....................      4,849,468       158        0.51         30,693      4.944       298.61       709         91.0
Mississippi..................      1,141,828        46        0.12         24,822      4.730       298.66       700         96.2
Montana......................      1,464,858        48        0.15         30,518      4.466       298.53       724         85.8
North Carolina...............      8,919,004       233        0.93         38,279      5.380       298.60       712         90.4
North Dakota.................        243,089         8        0.03         30,386      5.914       297.75       714         96.9
Nebraska.....................        439,070        15        0.05         29,271      4.504       298.80       717         90.9
New Hampshire................      2,715,025        57        0.28         47,632      5.484       298.68       701         83.7
New Jersey...................     29,124,678       480        3.05         60,676      5.299       298.57       711         85.0
New Mexico...................      1,878,798        50        0.20         37,576      5.327       298.46       722         90.2
Nevada.......................     26,690,642       449        2.79         59,445      6.130       298.67       716         88.3
New York.....................     30,083,353       436        3.15         68,999      5.495       298.64       710         82.8
Ohio.........................      7,897,982       251        0.83         31,466      5.043       298.76       717         91.5
Oklahoma.....................      1,595,572        61        0.17         26,157      4.722       298.48       715         90.2
Oregon.......................      6,311,629       159        0.66         39,696      4.959       298.83       712         89.6
Pennsylvania.................      8,774,343       275        0.92         31,907      4.941       298.66       705         88.8
Rhode Island.................      1,700,127        33        0.18         51,519      5.266       298.43       718         83.4
South Carolina...............      3,543,040        94        0.37         37,692      5.258       298.63       716         87.8
South Dakota.................        467,447        13        0.05         35,957      4.938       298.84       681         95.2
Tennessee....................      5,982,655       188        0.63         31,823      4.947       298.72       713         91.8
Texas........................      1,845,011        59        0.19         31,271      5.446       298.52       722         92.2
Utah.........................      4,535,000       123        0.47         36,870      5.819       298.74       713         90.5
Virginia.....................     24,355,454       418        2.55         58,267      5.608       298.73       710         89.0
Vermont......................        220,180         7        0.02         31,454      5.105       298.37       744         89.4
Washington...................     22,358,401       392        2.34         57,037      5.451       298.54       711         89.2
Wisconsin....................      4,856,002       165        0.51         29,430      5.203       298.69       713         90.8
West Virginia................        837,221        36        0.09         23,256      5.073       293.08       707         93.8
Wyoming......................        652,412        20        0.07         32,621      4.369       298.33       716         80.6
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========



                                                                 14

                                 Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
       Range of Credit Scores   Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
821 - 840....................  $   1,372,685        28        0.14%      $ 49,024      5.635%      298.83       828         88.2%
801 - 820....................     12,891,013       202        1.35         63,817      5.269       298.45       807         81.7
781 - 800....................     40,803,478       697        4.27         58,542      5.600       298.56       789         86.9
761 - 780....................     92,003,779     1,228        9.62         74,922      5.538       298.71       770         85.6
741 - 760....................    120,940,599     1,632       12.65         74,106      5.727       298.60       750         86.7
721 - 740....................    138,441,276     1,940       14.48         71,361      5.768       298.64       730         86.9
701 - 720....................    173,289,125     2,296       18.13         75,474      5.811       298.68       710         87.1
681 - 700....................    146,086,888     2,026       15.28         72,106      5.850       298.66       691         86.3
661 - 680....................    127,946,228     1,882       13.38         67,984      5.907       298.54       671         87.1
641 - 660....................     64,666,422       974        6.76         66,393      5.683       298.67       651         84.6
621 - 640....................     31,562,329       569        3.30         55,470      5.279       298.62       631         82.7
601 - 620....................      4,981,913        80        0.52         62,274      6.136       297.97       614         84.0
581 - 600....................        924,136        18        0.10         51,341      7.654       298.15       592         70.6
561 - 580....................         70,000         1        0.01         70,000     10.875       298.00       573         75.5
Less than 560................         31,754         1        0.00         31,754      4.500       298.00       535         58.1
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 713.


                                            Property Type for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
        Property Type           Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Single Family................  $ 649,429,653     9,403       67.93%      $ 69,066      5.662%      298.62       712         85.6%
Planned Unit Development
  (PUD)......................    206,802,046     2,650       21.63         78,039      5.753       298.68       715         87.2
Low Rise Condominium.........     66,544,004     1,088        6.96         61,162      6.193       298.57       721         90.2
2-4 Units....................     22,607,284       278        2.36         81,321      6.443       298.75       720         88.1
High Rise Condominium........      9,412,069       107        0.98         87,963      6.894       298.57       712         85.8
Manufactured Housing (1).....      1,216,570        48        0.13         25,345      4.229       298.04       698         75.0
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

---------------
(1) Treated as real property.



                                                                 15

                                            Gross Margins for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
Range of Gross Margins (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Less than or equal to 0.000..  $ 109,487,053     1,013       11.45%      $108,082      4.476%      298.63       736         77.7%
0.001 - 0.250................     18,782,797       259        1.96         72,520      4.500       298.55       710         70.2
0.251 - 0.500................     89,574,254     1,075        9.37         83,325      4.654       298.55       721         76.6
0.501 - 0.750................     31,461,123       262        3.29        120,081      5.009       298.66       717         76.0
0.751 - 1.000................     73,622,599       617        7.70        119,323      5.472       298.75       715         80.5
1.001 - 1.250................     41,747,629       495        4.37         84,339      5.121       298.72       689         77.9
1.251 - 1.500................     30,796,968       331        3.22         93,042      5.648       298.68       717         86.6
1.501 - 1.750................     24,571,800       336        2.57         73,130      5.980       298.52       702         84.1
1.751 - 2.000................     68,757,723     1,378        7.19         49,897      5.259       298.65       726         88.8
2.001 - 2.250................     60,188,525     1,030        6.30         58,435      5.337       298.58       709         87.8
2.251 - 2.500................    109,946,114     2,147       11.50         51,209      5.999       298.66       732         93.5
2.501 - 2.750................     71,167,277       956        7.44         74,443      6.767       298.64       700         90.2
2.751 - 3.000................     44,760,412       729        4.68         61,400      5.561       298.65       686         91.0
3.001 - 3.250................     12,224,853       162        1.28         75,462      6.596       298.66       695         92.2
3.251 - 3.500................     75,282,766     1,440        7.87         52,280      6.559       298.64       700         96.8
3.501 - 3.750................     12,221,358       251        1.28         48,691      7.173       297.63       711         94.7
3.751 - 4.000................     13,957,901       168        1.46         83,083      6.800       298.71       689         95.4
4.001 - 4.250................     25,474,090       321        2.66         79,359      8.173       298.73       711         96.1
4.251 - 4.500................     19,469,091       259        2.04         75,170      8.887       298.70       698         97.0
4.501 - 4.750................      6,757,482       125        0.71         54,060      7.741       298.66       694         95.7
4.751 - 5.000................      2,920,930        50        0.31         58,419      7.892       298.80       679         95.2
5.001 - 5.250................      5,829,252        62        0.61         94,020      9.309       298.62       674         96.2
5.251 - 5.500................        951,864        20        0.10         47,593      8.296       298.64       680         97.6
5.501 - 5.750................        777,533        12        0.08         64,794      9.784       298.76       681         95.6
5.751 - 6.000................        939,387         8        0.10        117,423     10.575       298.51       700         96.6
6.001 - 6.250................      2,423,814        49        0.25         49,466      9.364       298.08       631         86.4
6.251 - 6.500................      1,062,706        14        0.11         75,908      9.154       298.45       615         80.2
6.501 - 6.750................        107,076         1        0.01        107,076     12.750       298.00       689         95.0
6.751 - 7.000................        315,000         1        0.03        315,000      9.250       298.00       653         90.0
7.251 - 7.500................        166,950         1        0.02        166,950     12.500       300.00       671         86.7
7.501 - 7.750................         19,800         1        0.00         19,800      7.750       298.00       712         95.0
8.251 - 8.500................        245,500         1        0.03        245,500     13.375       299.00       690         92.4
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 1.925%.



                                                                 16

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation
Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                    Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
     Range of Credit Limit        Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
     Utilization Rates (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
 0.01 -  10.00...............   $  1,982,825       298        0.21%      $  6,654      5.337%      297.88       732            74.4%
10.01 -  20.00...............      4,818,707       316        0.50         15,249      5.153       297.63       725            77.3
20.01 -  30.00...............      7,918,230       318        0.83         24,900      5.208       298.03       725            75.5
30.01 -  40.00...............     13,314,304       371        1.39         35,888      5.240       298.37       719            77.8
40.01 -  50.00...............     18,364,641       383        1.92         47,949      5.141       298.53       717            78.2
50.01 -  60.00...............     17,496,456       351        1.83         49,847      5.149       298.67       712            79.9
60.01 -  70.00...............     22,170,185       426        2.32         52,043      4.863       298.45       716            78.5
70.01 -  80.00...............     24,404,264       405        2.55         60,257      4.947       298.38       711            80.7
80.01 -  90.00...............     28,196,553       374        2.95         75,392      5.009       298.35       713            80.1
90.01 - 100.00...............    817,220,781    10,329       85.48         79,119      5.865       298.67       713            87.6
Greater than 100.00..........        124,679         3        0.01         41,560      7.079       293.89       697            91.4
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========


         As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 87.31%.


                                          Maximum Loan Rates for the Group 2 Mortgage Loans


                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
    Maximum Loan Rates (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
 11.949......................   $  4,753,079        19        0.50%      $250,162      5.510%      299.34       726         99.8%
 16.000......................     20,434,716       387        2.14         52,803      5.483       298.90       712         86.0
 17.000......................     56,750,049       925        5.94         61,351      5.985       298.59       716         86.0
 18.000......................    871,496,198    12,187       91.16         71,510      5.731       298.62       713         86.3
 21.000......................      2,577,583        56        0.27         46,028      8.780       297.93       613         79.5
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.876%.



                                                                 17

                                            Credit Limits for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
 Range of Credit Limits ($)     Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
      0.01 -    10,000.00....  $   1,150,963       152        0.12%      $  7,572      5.754%      298.64        714        88.2%
 10,000.01 -    20,000.00....     21,781,942     1,558        2.28         13,981      5.136       298.38        709        88.0
 20,000.01 -    30,000.00....     46,228,826     2,035        4.84         22,717      5.040       298.63        710        90.1
 30,000.01 -    40,000.00....     42,922,389     1,348        4.49         31,842      5.432       298.64        713        90.4
 40,000.01 -    50,000.00....     56,841,388     1,438        5.95         39,528      5.641       298.68        712        87.7
 50,000.01 -    60,000.00....     52,819,855     1,045        5.53         50,545      5.781       298.78        715        90.1
 60,000.01 -    70,000.00....     53,133,838       889        5.56         59,768      5.874       298.51        714        91.2
 70,000.01 -    80,000.00....     60,069,359       889        6.28         67,570      5.965       298.76        713        91.8
 80,000.01 -    90,000.00....     44,763,059       584        4.68         76,649      5.988       298.75        709        91.5
 90,000.01 -   100,000.00....     68,662,833       864        7.18         79,471      5.876       298.69        709        86.4
100,000.01 -   125,000.00....     75,303,352       724        7.88        104,010      6.263       298.58        713        91.4
125,000.01 -   150,000.00....     85,800,534       719        8.97        119,333      6.005       298.64        706        85.9
150,000.01 -   175,000.00....     27,743,879       194        2.90        143,010      6.033       298.73        709        86.8
175,000.01 -   200,000.00....     41,066,255       278        4.30        147,720      5.615       298.58        710        81.3
200,000.01 -   225,000.00....     20,654,700       115        2.16        179,606      5.732       298.64        709        86.7
225,000.01 -   250,000.00....     25,648,817       136        2.68        188,594      5.535       298.65        717        79.5
250,000.01 -   275,000.00....     14,802,957        67        1.55        220,940      6.143       298.48        714        86.0
275,000.01 -   300,000.00....     19,762,096        87        2.07        227,151      5.480       298.69        713        79.1
300,000.01 -   325,000.00....     10,180,913        44        1.06        231,384      5.886       298.15        727        84.8
325,000.01 -   350,000.00....     14,625,888        52        1.53        281,267      5.795       298.65        729        84.2
350,000.01 -   375,000.00....      9,697,997        33        1.01        293,879      5.763       298.53        718        82.9
375,000.01 -   400,000.00....     12,096,632        39        1.27        310,170      5.884       298.65        717        81.0
400,000.01 -   425,000.00....      7,473,415        23        0.78        324,931      5.304       298.47        717        84.5
425,000.01 -   450,000.00....      6,985,798        20        0.73        349,290      5.920       298.69        712        84.1
450,000.01 -   475,000.00....      6,321,098        17        0.66        371,829      5.683       298.44        729        84.3
475,000.01 -   500,000.00....     22,813,515        64        2.39        356,461      5.497       298.43        721        76.1
500,000.01 -   525,000.00....      4,363,838        12        0.46        363,653      6.018       298.40        719        85.0
525,000.01 -   550,000.00....      8,108,290        17        0.85        476,958      6.077       298.50        730        86.6
550,000.01 -   575,000.00....      2,543,977         6        0.27        423,996      4.814       298.99        724        88.9
575,000.01 -   600,000.00....      6,467,885        12        0.68        538,990      5.708       298.91        702        81.3
600,000.01 -   625,000.00....      4,603,786         9        0.48        511,532      5.733       298.46        709        82.3
625,000.01 -   650,000.00....      3,307,914         6        0.35        551,319      5.513       298.96        702        78.2
650,000.01 -   675,000.00....      1,336,993         2        0.14        668,497      4.940       298.50        736        84.9
675,000.01 -   700,000.00....      4,373,102         9        0.46        485,900      5.599       298.85        729        76.8
700,000.01 -   725,000.00....      2,074,996         3        0.22        691,665      6.819       299.00        749        84.7
725,000.01 -   750,000.00....      3,442,600         6        0.36        573,767      5.619       298.10        692        72.0
750,000.01 -   775,000.00....      2,583,520         4        0.27        645,880      5.493       299.00        722        86.6
775,000.01 -   800,000.00....      6,320,145         9        0.66        702,238      5.644       298.95        731        82.8
800,000.01 -   825,000.00....        810,000         1        0.08        810,000      3.990       298.00        716        87.2
825,000.01 -   850,000.00....      3,715,321         7        0.39        530,760      4.884       299.02        717        66.8
850,000.01 -   875,000.00....        868,000         1        0.09        868,000      3.990       298.00        753        65.3
875,000.01 -   900,000.00....      5,329,436         6        0.56        888,239      5.123       298.50        717        79.3
900,000.01 -   925,000.00....         59,699         1        0.01         59,699      4.750       299.00        681        90.0
925,000.01 -   950,000.00....      1,006,500         2        0.11        503,250      6.125       298.66        682        70.6
950,000.01 -   975,000.00....      1,933,000         2        0.20        966,500      5.254       299.00        695        84.9
975,000.01 -  1,000,000.00...     19,766,460        25        2.07        790,658      5.349       298.56        712        70.1
Greater than $1,000,000.00...     23,643,865        20        2.47      1,182,193      5.312       298.39        743        75.8
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========


         As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately
$83,496.



                                                                 18


                                            Lien Priority for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
Lien Priority                   Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Second Liens.................   $956,011,626    13,574      100.00%      $ 70,430      5.748%      298.63       713         86.3%
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========



                                          Delinquency Status for the Group 2 Mortgage Loans

                                                          Percent of                Weighted     Weighted   Weighted      Weighted
                                Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                 Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
      Delinquency Status       Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
Current.....................   $ 956,011,626    13,574      100.00%     $ 70,430       5.748%      298.63        713        86.3%
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========


                                           Origination Year for the Group 2 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted      Weighted
                                 Aggregate      Number     Aggregate     Average     Average      Average     Average      Average
                                 Principal        of       Principal     Current      Gross      Remaining    Credit       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau       Loan-to-
       Origination Year         Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score   Value Ratio
-----------------------------  --------------  --------   -----------   ---------    --------    ---------  ----------   -----------
2001.........................  $      30,405         1        0.00%      $ 30,405      7.750%      271.00       656         88.0%
2003.........................      1,930,533        74        0.20         26,088      5.923       285.62       741         78.2
2004.........................    954,050,688    13,499       99.79         70,676      5.747       298.66       713         86.3
                               --------------  --------   -----------
         Total                 $ 956,011,626    13,574      100.00%
                               ==============  ========   ===========

         Mortgage Loan Statistics
         ------------------------

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWABS, INC.


                                       By: /s/ Leon Daniels, Jr.
                                           -------------------------------
                                              Name:  Leon Daniels, Jr.
                                              Title:    Vice President



Dated:  January 6, 2005